United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-k

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2015 (May 15, 2015)

CANADIAN CANNABIS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54915	45-3327444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Rutherford Road South Brampton, Ontario, Canada	L6W 2J2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 790-3324

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 5, 2015, we entered into a Letter of Intent (the “LOI”) with Novo Healthnet Limited, an Ontario limited company (“Novo”) and ALMC-ASAP Holdings Inc. (“AAH”) pursuant to which we intended to negotiate and enter into a definitive agreement (the “Definitive Agreement”) to acquire from AAH all of the stock of Novo held by AAH, constituting sixty-one percent (61%) of all of the issued and outstanding stock of Novo.

On May 15, 2015, following completion of initial due diligence, we formally terminated the LOI without entering into a Definitive Agreement. The termination of the LOI was without recourse or the incurrence of penalty by either party thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Canadian Cannabis Corp.
(Registrant)

Date: May 20, 2015	By:	/s/ Benjamin Ward
Benjamin Ward CEO, President, and Director

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